Exhibit 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of February 2013.

___________________________________
Chairman of the Board of Directors, Chief
Executive Officer, President and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Executive Vice President
and Chief Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, KATHY N. WALLER, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HOWARD G. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, EVAN G. GREENBERG, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2012, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of February 2013.

_______________________________
Director
The Coca-Cola Company